EXHIBIT 10.2

                      EXCHANGE AGREEMENT

               THIS EXCHANGE AGREEMENT is made and entered into this 16th day of January, 1996, by and among THE DIANA CORPORATION, a Delaware corporation ("Diana"), and SATTEL TECHNOLOGIES, INC., a California corporation ("Sattel").

                        BACKGROUND

               Diana owns five hundred (500) and Sattel owns five hundred (500) shares of common stock, without par value of Sattel Communications Corp. (the "Company"). Diana wishes to acquire, in exchange solely for its own voting stock, an additional 300 shares of the stock of the Company, the result of which will be that Diana will immediately after the acquisition have control of the Company (within the meaning of Section 368(c)(1) of the Internal Revenue Code of 1986, as amended). Accordingly, Diana and Sattel desire to exchange (the "Exchange") three hundred (300) shares of common stock of the Company (the "Subject Shares") held by Sattel for three hundred fifty thousand (350,000) shares of common stock, $1.00 par value per share, of Diana (the "Diana Shares") pursuant to the terms and conditions hereinafter set forth. In connection with the Exchange, Diana has agreed to undertake certain obligations to register the Diana Shares and to grant Sattel certain registration rights with respect thereto as more specifically set forth herein.

               NOW, THEREFORE, in consideration of the
     mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Sattel and Diana agree as follows:

               1.  Exchange of Stock.  At the Closing (as
                   _________________
     hereinafter defined) subject to the terms and conditions set forth herein, Sattel shall transfer, assign and convey to Diana all of Sattel's right, title and interest in the Subject Shares, free and clear of all liens, claims, encumbrances and restrictions. In exchange for the Subject Shares, at the Closing, Diana shall transfer, assign and convey to Sattel all of Diana's right, title and interest in the Diana Shares, free and clear of all liens, claims, encumbrances and restrictions.

               2.  Closing.  The Closing of the Exchange
                   _______

     (the "Closing") shall occur concurrently with the execution and delivery of this Agreement. At the Closing, the following shall occur, all of which actions shall be deemed to have occurred simultaneously:

                    (a)  Sattel shall deliver to Diana a
          certificate or certificates representing the
          Subject Shares duly
          endorsed or endorsed in blank or accompanied by validly executed stock powers.

                    (b)  Diana shall deliver to Sattel a
          certificate or certificates representing the Diana
          Shares registered in the name of Sattel.

               3.  Representations and Warranties of Sattel.
                   ________________________________________
     Sattel hereby represents and warrants to Diana as follows, which representations and warranties shall survive the Closing.

               3.1.  Title to Subject Shares.  Sattel owns
                     _______________________
     and at the Closing will deliver to Diana good, valid and marketable title to the Subject Shares, free and clear of all liens, encumbrances, agreements, charges, options, security interests, pledges, claims or restrictions of any nature whatsoever, except for restrictions of applicable state and federal securities laws.

               3.2.  Authority.  The execution, delivery and
                     _________
     performance of this Agreement by Sattel have been duly authorized by all necessary corporate proceedings on the part of Sattel, and this Agreement constitutes the valid and legally binding obligation of Sattel, enforceable in accordance with its terms, except to the extent limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, or by general equitable principles.

               3.3.  Investment Representations and
                     ______________________________
     Covenants.
     _________
                    (a)  Sattel is acquiring the Diana
          Shares for investment, for Sattel's own account and not with a view to or for resale, fractionalization, or division, in connection with any distribution thereof in violation of the Securities Act of 1933, as amended, or the applicable rules and regulations adopted thereunder (collectively, the "Securities Act"), except for distributions through the Registration Rights Agreement in compliance with the Securities Act. Sattel understands that the offer and sale of the Diana Shares to Sattel have not been registered under the Securities Act or under any state securities laws, by reason of exemptions from the registration provisions of the Securities Act, and the applicable state securities laws, but will be registered in accordance with the Registration Rights Agreement. Accordingly, the Diana Shares are "restricted securities" under the Securities Act and Sattel acknowledges and agrees that the Diana Shares must be held indefinitely unless they are subsequently registered under the Securities Act, as required under the Registration

          Rights Agreement, and any applicable state securities laws, or an exemption from such registration is available, as determined by Diana in its sole discretion.

                    (b)  Sattel is familiar with, and Sattel
               has been given full access by Diana to, all information concerning the business and financial condition, properties, operations and prospects of Diana that Sattel has deemed relevant for purposes of acquiring the Diana Shares. Sattel has had full opportunity to discuss with Diana its business, financial condition, properties, operations, and prospects, and all such other matters as Sattel has deemed appropriate in connection with acquiring the Diana Shares. Sattel has reviewed, among other things, a copy of Diana's most recent Form 10-K, Form 10-Q, Annual Report to Stockholders, and Proxy Statement.

                    (c)  Sattel is able to bear the economic
          risk of making the investment in the Diana Shares, including, without limiting the generality of the foregoing, the risk of losing part of or all Sattel's investment and the possible inability to sell or transfer the Diana Shares for an indefinite period of time.

                    (d)  By reason of Sattel's knowledge and
          experience in financial and business matters in general, Sattel is capable of evaluating the merits and risks of acquiring the Diana Shares.

                    (e)  The Diana Shares and each
          certificate evidencing the Diana Shares (or interests therein) shall (unless the transfer of the securities evidenced by such certificate shall have been registered under the Securities Act and applicable state securities laws) be stamped or otherwise imprinted with a legend in substantially the following form (in addition to any legend required under applicable state securities laws):

          THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW, OR (ii) AN APPLICABLE EXEMPTION THEREFROM AND IN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE DIANA CORPORATION IS FURNISHED TO THE EFFECT THAT SUCH EXEMPTION IS AVAILABLE.

                    (f)  Sattel will comply with all
          applicable federal and state securities laws in connection with any sale or transfer of the Diana
          Shares including, without limitation, Rules 10b-5 and 10b-6 under the Securities Exchange Act of 1934, as amended, and Section 5 of the Securities
          Act.

               4.  Representations and Warranties of Diana.
                   _______________________________________
     Diana hereby represents and warrants to Sattel as follow, which representations and warranties shall survive the Closing.

               4.1.  Title to Subject Shares.  Diana owns or
                     _______________________
     will newly issue the Diana Shares and at the Closing will deliver to Sattel good, valid and marketable title to the Diana Shares, free and clear of all liens, encumbrances, agreements, charges, options, security interests, pledges, claims or restrictions of any nature whatsoever except for restrictions of applicable state and federal securities laws.

               4.2.  Authority.  The execution, delivery and
                     _________
     performance of this Agreement by Diana have been duly authorized by all necessary corporate proceedings on the part of Diana, and this Agreement constitutes the valid and legally binding obligation of Diana, enforceable in accordance with its terms, except to the extent limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, or by general equitable principles.

               4.3.  Investment Representations and
                     ______________________________
     Covenants.
     _________
                    (a)  Diana is acquiring the Subject
          Shares for investment, for Diana's own account and not with a view to or for resale, fractionalization, or division, in connection with any distribution thereof in violation of the Securities Act. Diana understands that the offer and sale of the Subject Shares to Diana have not been registered under the Securities Act or under any state securities laws, by reason of exemptions from the registration provisions of the Securities Act, and the applicable state securities laws. Accordingly, the Subject Shares are "restricted securities" under the Securities Act and Diana acknowledges and agrees that the Subject Shares must be held indefinitely unless they are subsequently registered under the Securities Act, and any applicable state securities laws, or an exemption from such registration is available, as determined by the Company in its sole discretion.

                    (b)  Diana is familiar with, and Diana
          has been given full access to, all information concerning the business and financial condition, properties, operations and prospects of the Company that Diana has deemed relevant for purposes of acquiring the Subject Shares. Diana has had full opportunity to discuss with the Company and Sattel the Company's business, financial condition, properties, operations, and prospects, and all such other matters as Diana has deemed appropriate in connection with acquiring the Subject Shares. Notwithstanding the foregoing, nothing contained herein shall relieve Sattel of its obligations pursuant to specific representations and warranties made to Diana in this Agreement.

                    (c)  Diana is able to bear the economic
          risk of making the investment in the Subject
          Shares, including, without limiting the generality of the foregoing, the risk of losing part of or all Diana's investment and the possible inability to sell or transfer the Subject Shares for an indefinite period of time.

                    (d)  By reason of Diana's knowledge and
          experience in financial and business matters concerning the Company (and in the prior Joint
          Venture), Diana is capable of evaluating the merits and risks of acquiring the Subject Shares.

               5.  Registration Rights.  Diana hereby grants
                   ___________________
     to Sattel the registration rights set forth on Exhibit
                                                    _______
     A, attached hereto and incorporated herein, with
     __
     respect to the Diana Shares (the "Registration
     Rights").

               6.  Miscellaneous.
                   _____________

               6.1.  Successors and Assigns.  This Agreement
                     ______________________
     shall be binding upon and inure to the benefit of the parties and each of their respective successors and assigns.

               6.2.  Severability.  If any provision of this
                     ____________
     Agreement is held for any reason to be unenforceable by a court of competent jurisdiction, the remainder of this Agreement shall, nevertheless, remain in full force and effect in such jurisdiction.

               6.3.  Use of Words.  The use of the plural
                     ____________
     shall, when appropriate, include the singular and vice versa. Section headings are for reference purposes only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

               6.4.  Governing Law.  This Agreement. shall
                     _____________
     be governed by and construed in accordance with the laws of Nevada without regard to the principles of conflicts of law thereunder.

               6.5.  Entire Agreement.  This Agreement and
                     ________________
     the documents and instruments delivered in connection with this Agreement constitute the entire agreement among the parties and all prior agreements, correspondence, discussions and understandings of the parties are merged and made a part of this Agreement.

               6.6.  Notices.  Any notice required or
                     _______
     permitted to be given or made by either party to the other hereunder shall be deemed delivered if hand delivered, five (5) days after mailed postage prepaid, one (1) business day after being sent by prepaid express or courier delivery service or one (1) business day after being sent by facsimile transmission and actually received by receiving equipment to the parties at their respective addresses set forth opposite the signatures hereto or to such changed address as either party shall designate by proper notice to the other.

               6.7.  Counterparts.  This Agreement may be
                     ____________
     executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

               6.8.  Reorganization.  It is anticipated that
                     ______________
     the exchange of Subject Shares for the Diana Shares will qualify as a "reorganization" under Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended. However, each party has made its own determination, with advice of its counsel, regarding how the transaction will be treated for tax purposes and is not relying upon the other party or its counsel with respect to such treatment. Both Diana and Sattel agree to report the transaction as a reorganization under section 368(a)(i)(b) for income tax purposes.

               6.9.  Tax Returns.  It is understood that the
                     ___________
     Company will report its income, or loss, for the period ending on the date of Closing as a separate taxpayer, but thereafter will become a member of the Diana consolidated group.

               IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.


     Address for Notice:           THE DIANA CORPORATION
     8200 W. Brown Deer Rd.
     Milwaukee, WI  53223
     Fax No. (414) 355-0815
                              By:  /s/ Richard Y. Fisher
                                  ______________________
                                  Richard Y. Fisher,
                                  Chairman

     With a copy to:
     Godfrey & Kahn, S.C.
     780 N. Water Street
     Milwaukee, WI 53202
     Attn:  Kenneth C. Hunt
     Fax No. (414) 273-5198

     Address for Notice:           SATTEL TECHNOLOGIES, INC.
     9145 Deering Ave.
     Chatsworth, CA  91311
     Fax No. (818) 785-0629
                              By:  /s/ George M. Weischadle
                                   ________________________
                                  George Weischadle,
                                  Chairman

     With a copy to:
     Fulbright & Jaworski, LLP
     865 South Figueroa Street
     29th Floor
     Los Angeles, CA 90017
     Attn:  Timothy R. Greenleaf
            Paul S. Blencoe
     Fax No. (213) 680-4518

                                                   EXHIBIT A
                                                          TO
                                          EXCHANGE AGREEMENT


                       REGISTRATION RIGHTS
                       ___________________

               1.  Initial Registration.  Promptly (but in
                   ____________________
     no event later than twenty (20) days) after the closing, Diana shall file with the Securities and Exchange commission (the "commission") and use its reasonable best efforts to cause to become effective a Registration Statement (the "Registration Statement") on a proper form to be selected by Diana under and complying with the Securities Act of 1933 as amended (the "Securities Act") with respect to the offering by Sattel of the three hundred fifty thousand (350,000) Diana Shares. Diana shall keep the Registration Statement effective until the earlier of the date on which Sattel has transferred all of the Diana Shares or January 11, 1998. Sattel shall be permitted to sell under the Registration Statement, up to fifty thousand (50,000) Diana Shares at any time following the date on which the Registration Statement becomes effective, an additional one hundred fifty thousand (150,000) Diana Shares at any time after twelve (12) months following the Closing, and the remaining one hundred fifty thousand (150,000) Diana Shares at any time after eighteen (18) months following the Closing; provided that if the closing price on the New York Stock Exchange ("NYSE") of a Diana Share shall on any date be equal or greater than 125% of the closing price on the NYSE of a Diana Share on the date of the Closing, then Sattel shall thereafter be permitted to sell all of its Diana Shares. Notwithstanding the foregoing, Sattel shall notify Diana of, and obtain confirmation from Diana prior to, any offers or sales by Sattel of Diana Shares of no Blackout Condition. If Diana determines, in its reasonable good faith judgement, that because of the existence of, or in anticipation of, any acquisition or financing activity, the unavailability of any required financial statements as the result of an actual, or proposed, acquisition, or the existence of any other material non-public information (a "Blackout Condition"), it would be materially adverse to Diana for the registration of the Diana Shares to be maintained effective, or to be filed and become effective, or for the Diana Shares to be sold under the Registration Statement, then Diana shall be entitled, until such Blackout Condition no longer exists, or is terminated or provided herein, to (i) if required by law, cause the Registration Statement to be withdrawn and the effectiveness of the Registration Statement to be delayed or terminated; (ii) direct that Sattel not make any public sales of Diana Shares; or (iii) in the event the Registration Statement has not yet been filed, to delay or not file the Registration

     Statement; provided that, unless Diana notifies Sattel of a Blackout Condition, Sattel may sell 50,000 Diana Shares within the first sixty (60) days following the effective date of the Registration Statement without further notice. Diana shall have one (1) business day after the receipt of notice from Sattel to declare the existence of a Blackout Condition. Diana's response shall be communicated via personal delivery, telecopy or overnight courier. If no timely response is received by Sattel from Diana, Diana shall be deemed to have permitted such sale. In the event Diana causes the Registration Statement to be withdrawn or delayed and terminated pursuant to clause (i), or clause (iii), of the preceding sentence as a result of a Blackout Condition, Diana shall file and use its reasonable best efforts to cause the Registration Statement to become effective promptly after a Blackout Condition ceases to exist. For purposes hereof, a Blackout Condition other than the unavailability of any required financial statements shall be deemed to terminate on the earlier of (i) the date such Blackout Condition ceases to exist or (ii) thirty (30) days after Diana's determination thereof, and a Blackout Condition which is the unavailability of any required financial statements as the result of an actual or proposed acquisition shall be deemed to terminate on the earlier of (i) the date such Blackout condition ceases to exist or (ii) seventy-five (75) days after the closing date of such acquisition. Sattel shall not to make any offers or sales of Diana Shares to the public until the Blackout Condition no longer exists or is terminated and shall comply with any prospectus delivery requirements in connection with Sattel's offer and sale of Diana Shares under the Registration Statement. Sattel shall offer and sell the Diana Shares only in accordance with the plan of distribution described in the Registration Statement.

               2.  Registration Procedures.  Promptly after
                   _______________________
     the Closing, Diana shall:

                    (a)  prepare and file with the
          Commission the Registration Statement, and use its reasonable best efforts to cause such Registration
          Statement to become and remain effective all as set forth in paragraph 1;

                    (b)  prepare and file with the
          Commission such amendments to such Registration Statement and supplements to the prospectus contained therein as may be necessary to keep such Registration Statement effective for such period as may be reasonably necessary to effect the sale of such securities;

                    (c)  furnish to Sattel and to the
          underwriters of the securities being registered such reasonable number of copies of the Registration Statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities;

                    (d)  use its best efforts to register or
          qualify the securities covered by such
          Registration Statement under such state securities or blue sky laws of such jurisdictions as Sattel may reasonably request in writing except that Diana shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

                    (e)  notify Sattel promptly after it
          shall receive notice thereof, of the time when such Registration Statement has become effective or a supplement to any prospectus forming a part of such Registration Statement has been filed;

                    (f)  notify Sattel promptly of any
          request by the Commission for the amending or supplementing of such Registration Statement or prospectus or for additional information;

                    (g)  prepare and file with the
          Commission, promptly upon the request of Sattel any amendments or supplements to such Registration Statement or prospectus which, in the opinion of counsel for Sattel is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of the Diana Shares by Sattel;

                    (h)  prepare and promptly file with the
          Commission and promptly notify Sattel of the filing of such amendment or supplement to such Registration Statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading;

                    (i)  advise Sattel promptly after it
          shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for that purpose and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

                    (j)  not file any amendment or
          supplement to such Registration Statement or prospectus to which Sattel shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or the rules and regulations thereunder, after having been furnished with a copy thereof at least five business days prior to the filing thereof, unless in the opinion of counsel for Diana the filing of such amendment or supplement is reasonably necessary to protect Diana from any liabilities under any applicable federal or state law and such filing will not violate applicable law; and

                    (k)  at the request of Sattel, in
          connection with an underwritten offering of Diana Shares, furnish: (i) an opinion, dated as of the closing date, of the counsel representing Diana for the purposes of such registration, addressed to the underwriters, and to Sattel, covering such matters as such underwriters and Sattel may reasonably request; and (ii) letters dated as of the effective date of the Registration Statement and as of the closing date, from the independent certified public accountants of Diana, addressed to the underwriters, and to Sattel, covering such matters as such underwriters and holder or holders may reasonably request.

               3.  Expenses.  With respect to the
                   ________
     registration of the Diana Shares pursuant to the Registration Statement, Diana shall bear the following fees, costs and expenses: all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for Diana, all internal Diana expenses, all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered or qualified, and the premiums and other costs of policies of insurance against liability (if any) arising out of such public offering. Fees and disbursements of counsel and accountants for Sattel, underwriting discounts and commissions and transfer taxes relating to Diana Shares, fees and disbursements of counsel for the underwriter or underwriters of such securities (if selling securityholders are required to bear such fees and disbursements) and any other expenses incurred by Sattel not expressly included above, shall be borne by Sattel.

               4.  Indemnification.  Pursuant to the
                   _______________
     registration of the Diana Shares hereunder:

                    (a)  Diana will indemnify and hold
          harmless Sattel, its directors and officers, and any underwriter (as defined in the Securities Act) for Sattel and each person, if any, who controls Sattel or such underwriter within the meaning of the Securities Act, from and against, and will reimburse Sattel and each such underwriter and controlling person with respect to, any and all loss, damage, liability, cost and expense to which Sattel or any such underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that Diana will not be liable in any such case to the extent that any such loss, damage, liability, cost or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by Sattel, such underwriter or such controlling person in writing specifically for use in the preparation thereof; provided, however, that the foregoing indemnity with respect to any preliminary prospectus shall not inure to the benefit of any underwriter from whom the person asserting any such loss, damage, liability, cost or expense purchased Diana Shares, or any persons controlling such underwriter, if a copy of the prospectus (as then amended or supplemented if Diana shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such underwriter to such person at or prior to the written confirmation of the sale of Diana Shares to such person and if the prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, damage, liability, cost or expense.

                    (b)  Sattel will indemnify and hold
          harmless Diana, its directors and officers, any controlling person and any underwriter from and against, and will reimburse Diana, its directors and officers, any controlling person and any underwriter with respect to, any and all loss, damage, liability, cost or expense to which Diana or any controlling person and/or any underwriter may become subject under the Securities Act or otherwise, insofar as such losses damages, liabilities, costs or expenses are caused by any untrue or alleged untrue statement of any material fact contained in such Registration Statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon written information furnished by Sattel specifically for use in the preparation thereof.

                    (c)  Promptly after receipt by an
          indemnified party pursuant to the provisions of paragraph (a) or (b) of this paragraph 4 of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of said paragraph
          (a) or (b), promptly notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than hereunder. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, provided, however, if the defendants in any action include both the indemnified party and the indemnifying party and if there is a conflict of interest which would prevent counsel for the indemnifying party from also representing the indemnified party, the indemnified party or parties shall have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party or parties, but in no event shall the indemnifying parties be responsible for more than one such additional firm for all indemnified parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of said paragraph (a) or (b) for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless

          (i) the indemnified party shall have employed counsel in accordance with the proviso of the preceding sentence, (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action, or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

                    (d)  If the indemnification provided for
          in this paragraph 4 is unavailable or insufficient to hold harmless an indemnified party under paragraph (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in paragraph (a) or (b) above, in such proportion as is in such proportion as is appropriate to reflect the relative fault of Diana, the selling stockholders and the underwriters in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by Diana, the selling stockholders or the underwriters and the parties' relevant intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. Diana, the selling stockholders and the underwriters shall agree that it would not be just and equitable if contributions pursuant to this paragraph (d) were to be determined by pro rata allocation (even if the underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this paragraph (d). The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this paragraph (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim which is the subject of this paragraph (d) . No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

               5.  Sattel Cooperation.  Diana may require
                   __________________
     Sattel to furnish Diana in a timely manner such information with respect to

     Sattel and the distribution of Diana Stock as Diana may from time to time reasonably request. In connection with the registration of Diana Stock, Sattel will (a) cooperate with Diana and the underwriter, if any, in preparing the Registration Statement, (b) promptly supply Diana and the underwriter with all information and documents as the underwriter or Diana may deem reasonably necessary, (c) discontinue sales of Diana Stock upon notification of any stop order or suspension of the effectiveness of the Registration Statement, (d) notify Diana immediately upon any change in the plan of distribution or other information concerning Sattel described in the prospectus, (e) discontinue use of any prospectus following notification by Diana that the prospectus must be amended or supplemented, (f) comply with the applicable requirements of Rules 10b-5 and 10b-6 under the Securities Exchange Act of 1934, as amended, (g) not use any prospectus other than the most recent prospectus included in the Registration
     Statement, and (h) otherwise comply with the prospectus delivery requirements under the Securities Act.

               6.  Defined Terms.  Terms with initial
                   _____________
     capital letters not otherwise defined herein shall have the meaning assigned in the Exchange Agreement to which these Registration Rights are an exhibit.

               7.  Assignment.  Sattel's rights under this
                   __________
     agreement may be assigned, in whole or in part, to any subsequent transferee of Sattel's Diana shares, including, without limitation, any pledgee of such Diana Shares.

               8.  Notices.  All notices hereunder shall be
                   _______
     in writing and shall be deemed to have been duly given upon delivery if delivered personally, twenty-four (24) hours after transmission by telecopy with answerback, 12:00 p.m. (noon) of the next business day after being sent via overnight courier, and five (5) days after being mailed, certified return receipt requested. Actual notice, however given, shall always be effective.